SUBJECT TO REVISION
SERIES TERM SHEET DATED JULY  7, 1998


                                 $219,172,000
                     Asset Backed Securities Corporation,
                                   Depositor
                               [OBJECT OMITTED]
                              Seller and Servicer

IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-2

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-2. The Series Term Sheet has been prepared for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated nor any of their affiliates make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to certain Conduit Mortgage and Manufactured Housing Contract Asset-Backed Certificates, including the IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-2, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


Credit Suisse First Boston                          Morgan Stanley Dean Witter

     This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-2 Pooling and Servicing Agreement to be dated as of July 1, 1998 among Asset Backed Securities Corporation., as Depositor, IndyMac, Inc., as Seller and Servicer, and The Bank of New York, as Trustee.

The Certificates....................  The  Certificates  will  consist of five classes  (each,  a  "Class")  of  senior
                                      Certificates (collectively, the "Class A
                                      Certificates"     or     the     "Senior
                                      Certificates")   and  five   Classes  of
                                      subordinate Certificates  (respectively,
                                      the "Class M-1 Certificates," the "Class
                                      M-2   Certificates,"   the   "Class  B-1
                                      Certificates,"     the     "Class    B-2
                                      Certificates"    and   the    "Class   X
                                      Certificates").  The  Class  M-1 and the
                                      Class M-2  Certificates  are referred to
                                      collectively    as    the    "Class    M
                                      Certificates."  The  Class  B-1  and the
                                      Class B-2  Certificates  are referred to
                                      collectively    as    the    "Class    B
                                      Certificates." The Class M and the Class
                                      B    Certificates    are   referred   to
                                      collectively    as   the    "Subordinate
                                      Certificates." The Certificates will be issued in the amounts and will bear the pass-through rates set forth below:

                                           Initial Certificate     Pass-Through
                        Certificates       Principal Balance(1)        Rate
                        ------------       --------------------    ------------
                        Class A-1.......        $59,300,000            . %(2)
                        Class A-2.......        $39,600,000            . %(3)
                        Class A-3.......        $29,700,000            . %(3)
                        Class A-4.......        $53,278,000            . %(3)
                        Class A-R.......               $100            . %(3)
                        Class M-1.......        $18,360,000            . %(4)
                        Class M-2.......         $9,180,000            . %(4)
                        Class B-1.......         $9,754,000            . %(4)
                        Class B-2.......        $10,327,900            . %(4)
                        Class X(5)
                        ------------
                                      (1)   The  aggregate  initial  principal
                                            balance of the Certificates may be
                                            increased  or  decreased  by up to
                                            5%. Any such  increase or decrease
                                            may          be          allocated
                                            disproportionately    among    the
                                            Classes      of      Certificates.
                                            Accordingly,     any    investor's
                                            commitments  with  respect  to the
                                            Certificates  may be  increased or
                                            decreased correspondingly.
                                      (2)   Computed on the basis of a 360-day
                                            year and the actual number of days
                                            in the  related  Interest  Accrual
                                            Period.
                                      (3)   Computed on the basis of a 360-day
                                            year of twelve 30-day months.
                                      (4)   The  lesser  of (i) the  specified
                                            rate per  annum,  computed  on the
                                            basis of a 360-day  year of twelve
                                            30-day   months,   or   (ii)   the
                                            Weighted Average Net Contract Rate
                                            for the related Distribution Date.
                                            (5) The Class X  Certificates  are
                                            interest-only securities that have
                                            no  stated  Certificate  Principal
                                            Balance or Pass-Through Rate.

Certificates Offered................  The  Class  A,  Class  M and  Class  B-1
                                      Certificates  are the only  Certificates
                                      being   offered   hereby  (the  "Offered
                                      Certificates").

Denominations.......................  The Offered Certificates (other than the
                                      Class   A-R   Certificates)    will   be
                                      Book-Entry Certificates only, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof. The Class A-R Certificates will be fully registered physical certificates.

Cut-off Date......................... July 1, 1998

Distribution Dates................... Generally,  the twenty-fifth day of each month, commencing August 25, 1998 (each, a "Distribution Date").

Record Date.........................  With  respect to any  Distribution  Date and (i) the Offered  Certificates (other
                                      than the  Class A-R  Certificates),  the
                                      close of  business on the  Business  Day
                                      immediately  preceding such Distribution
                                      Date,    and   (ii)   the    Class   A-R
                                      Certificates, the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

Interest Accrual Period.............. With respect to each  Distribution  Date
                                      (i) for the Class A-1 Certificates,  the
                                      period commencing on the 25th day of the
                                      preceding  month through the 24th day of
                                      the  month  in which  such  Distribution
                                      Date  occurs   (except  that  the  first
                                      Interest  Accrual  Period  for the Class
                                      A-1 Certificates will be the period from
                                      the  Closing  Date  through  August  24,
                                      1998) and (ii) for all other  Classes of
                                      Offered Certificates, the calendar month
                                      preceding   the   month  in  which   the
                                      Distribution   Date  occurs  (each,   an
                                      "Interest Accrual Period").

Distributions........................ Distributions   to    Certificateholders
                                      generally  will be applied  first to the
                                      payment  of  interest,   second  to  the
                                      payment  of  any  unpaid  principal  and
                                      third,  if any principal is then due, to
                                      the payment of  principal of the related
                                      Class  of  Certificates.  The  principal
                                      amounts generally will be distributed to
                                      the extent of the Available Distribution
                                      Amount  after  payment of  interest  and
                                      interest shortfalls on the Certificates,
                                      first to the  Senior  Certificateholders
                                      and then to each  Class  of  Subordinate
                                      Certificateholders    based   on   their
                                      respective  priorities  (i.e.,  first to
                                      the Class M-1  Certificateholders,  then
                                      to  the  Class  M-2  Certificateholders,
                                      then to the Class B-1 Certificateholders
                                      and    then    to    the    Class    B-2
                                      Certificateholders).    Prior   to   the
                                      Cross-over  Date or on any  Distribution
                                      Date   as   of   which   the   Principal
                                      Distribution    Tests   are   not   met,
                                      principal  will be  allocated  solely to
                                      the  Class  A  Certificates;   otherwise
                                      principal will be allocated pro rata among the Class A, the Class M and the Class B Certificates.

                                      The  Class  A   Principal   Distribution
                                      Amount  will,  in general,  be allocated
                                      sequentially to the Class A Certificates
                                      in    order    of    their     numerical
                                      designations.   The  Class  M  Principal
                                      Distribution  Amount  will be  allocated
                                      pro rata  between  the Class M-1 and the
                                      Class  M-2  Certificates.  The  Class  B
                                      Principal  Distribution  Amount  will be
                                      applied   first   to   the   Class   B-1
                                      Certificates   until   the   Class   B-1
                                      Certificate Principal Balance is reduced to zero and thereafter to the Class B-2 Certificates; in each case as more fully described in the Prospectus Supplement.

                               [OBJECT OMITTED]

Subordination of the Subordinate
  Certificates....................... The  rights of the  holders of the Class
                                      M-1      Certificates     to     receive
                                      distributions of amounts collected on or
                                      in  respect  of the  Contracts  will  be
                                      subordinated   to  such  rights  of  the
                                      Senior Certificateholders.  Interest and
                                      interest  shortfalls  on the  Class  M-1
                                      Certificates will not be subordinated to
                                      principal   payments   on   the   Senior
                                      Certificates.

                                      The  rights of  holders of the Class M-2
                                      Certificates to receive distributions of
                                      amounts  collected  on or in  respect of
                                      the Contracts  will be  subordinated  to
                                      such  rights of the holders of the Class
                                      A  and  the  Class   M-1   Certificates.
                                      Interest and interest  shortfalls on the
                                      Class  M-2  Certificates   will  not  be
                                      subordinated to principal payments on either the Senior Certificates or the Class M-1 Certificates.

                                      The  rights of  holders of the Class B-1
                                      Certificates to receive distributions of
                                      amounts  collected  on or in  respect of
                                      the   Contracts    similarly   will   be
                                      subordinated   to  such  rights  of  the
                                      holders  of the  Class A and the Class M
                                      Certificates.   Interest   and  interest
                                      shortfalls on the Class B-1 Certificates
                                      will not be  subordinated  to  principal
                                      payments    on   either    the    Senior
                                      Certificates     or    the    Class    M
                                      Certificates.

Overcollateralization...............  Excess  interest   collections  will  be
                                      applied,  to the  extent  available,  to
                                      make  accelerated  payments of principal
                                      on   the   Certificates.   The   "Target
                                      Overcollateralization Amount" generally shall mean, (i) for any Distribution
                                      Date prior to the Cross-over Date, 1.75% of the Cut-off Date Pool Balance and
                                      (ii) for any other Distribution Date, the lesser of (x) 1.75% of the Cut-off
                                      Date Pool Balance and (y) 3.07% of the then-outstanding Pool Balance; provided, however, that in no event shall the Target Overcollateralization Amount be less than 0.50% of the Cut-off Date Pool
                                      Balance.

Cross-over Date.....................  The   later   of   occur   of  (a)   the
                                      Distribution  Date  occuring in February
                                      2003 or (b) the first  Distribution Date
                                      on   which   the   then-current   credit
                                      enhancement for the Class A Certificates is equal to or exceeds 1.75 times the initial credit enhancement for the Class
                                      A Certificates.

Principal Distribution Tests........  The Principal Distribution Tests will be met in respect of a Distribution Date if
                                      (i) the  Average  Sixty-Day  Delinquency
                                      Ratio  does not exceed  5.00%;  (ii) the
                                      Average  Thirty-Day   Delinquency  Ratio
                                      does  not   exceed   7.00%;   (iii)  the
                                      Cumulative Realized Losses do not exceed
                                      a certain  specified  percentage  of the
                                      Cut-off Date Pool Balance,  depending on
                                      the year in which such Distribution Date
                                      occurs  (set  forth in the  Pooling  and
                                      Servicing   Agreement);   and  (iv)  the
                                      Current Realized Loss Ratio does not exceed 2.75%.

Losses on Liquidated Contracts......  If the Available Distribution Amount (as
                                      defined  in the  Prospectus  Supplement)
                                      for   any   Distribution   Date  is  not
                                      sufficient to distribute an amount equal
                                      to   the    full    Formula    Principal
                                      Distribution  Amount (as  defined in the
                                      Prospectus    Supplement)    for    such
                                      Distribution       Date      to      the
                                      Certificateholders,   in   addition   to
                                      interest   and    interest    shortfalls
                                      distributable to the Certificateholders,
                                      the  aggregate   Certificate   Principal
                                      Balance  may be  greater  than  the Pool
                                      Balance.  In such  event,  the amount of
                                      such deficiency (the  "Liquidation  Loss
                                      Amount") will be allocated  first to the
                                      Subordinate  Certificates  (as described
                                      below)    to   reduce    the    Adjusted
                                      Certificate  Principal  Balance  of such
                                      Classes.   Any  such   Liquidation  Loss
                                      Amounts  will be reduced  on  subsequent
                                      Distribution  Dates to the  extent  that
                                      the   related   Available   Distribution
                                      Amounts  are  sufficient  to permit  the
                                      distribution  of  principal  due  on the
                                      Certificates   on  one  or  more   prior
                                      Distribution  Dates but not paid. In the
                                      event the Adjusted Certificate Principal
                                      Balance   of  a  Class  of   Subordinate
                                      Certificates  were  to be  reduced  by a
                                      Liquidation   Loss   Amount,    interest
                                      accruing   on   such   Class   will   be
                                      calculated  on  such  reduced   Adjusted
                                      Certificate Principal Balance.

Allocation of Liquidation
  Loss Amount.......................  The  "Liquidation  Loss  Amount" for any
                                      Distribution Date will be the amount, if
                                      any, by which the aggregate  Certificate
                                      Principal  Balance of all  Certificates,
                                      after all  distributions  have been made
                                      on the Certificates on such Distribution
                                      Date,  exceeds  the  Pool  Balance.  The
                                      Liquidation    Loss   Amount   will   be
                                      allocated    among   the    Classes   of
                                      Subordinate    Certificates    in    the
                                      following order of priority:

                                      (1)   first,    to   the    Class    B-2
                                            Certificates,  to  be  applied  in
                                            reduction    of    the    Adjusted
                                            Certificate  Principal  Balance of
                                            such  Class   until  it  has  been
                                            reduced to zero;

                                      (2)   second,    to   the    Class   B-1
                                            Certificates,  to  be  applied  in
                                            reduction    of    the    Adjusted
                                            Certificate  Principal  Balance of
                                            such  Class   until  it  has  been
                                            reduced to zero;

                                      (3)   third,    to   the    Class    M-2
                                            Certificates,  to  be  applied  in
                                            reduction    of    the    Adjusted
                                            Certificate  Principal  Balance of
                                            such  Class   until  it  has  been
                                            reduced to zero; and

                                      (4)   fourth,    to   the    Class   M-1
                                            Certificates,  to  be  applied  in
                                            reduction    of    the    Adjusted
                                            Certificate  Principal  Balance of
                                            such  Class   until  it  has  been
                                            reduced to zero.

Advances............................  On each Deposit Date,  the Servicer will
                                      be   required  to  make  an  Advance  in
                                      respect of each Due Period, in an amount
                                      equal to the difference, if any, between
                                      30 days of interest on the Contracts and
                                      amounts in respect of interest  actually
                                      received  on the  Contracts  during  the
                                      related Due Period.  The  Servicer  will
                                      not be required to advance  principal in
                                      respect of any  Contract.  The  Servicer
                                      will be required to make an Advance only
                                      to the extent  that it  determines  such
                                      Advance will be recoverable  from future
                                      payments  and   collections   on  or  in
                                      respect of the related Contracts.

Final Scheduled Distribution
  Dates.............................  The Final Scheduled  Distribution  Dates
                                      for the Class A-1,  Class A-2, Class A-3
                                      and   Class   A-4   Certificates    were
                                      determined  on the basis of the Modeling
                                      Assumptions    (as    defined   in   the
                                      Prospectus     Supplement)    and    the
                                      assumption that there are no Prepayments
                                      and     no     Accelerated     Principal
                                      Distribution    Amounts.    The    Final
                                      Scheduled  Distribution  Dates  for  the
                                      other  Classes of  Offered  Certificates
                                      were  determined  by adding 13 months to
                                      the  date  of  maturity  of  the  latest
                                      possible   maturing   Contract.   It  is
                                      anticipated   that  the   actual   final
                                      Distribution Date for each Class may occur earlier than the Final Scheduled Distribution Dates.

                                                             Final Scheduled
                                     Certificates           Distribution Dates

                                     Class A-1...........    March 25, 2007
                                     Class A-2...........    December 25, 2011
                                     Class A-3...........    September 25, 2017
                                     Class A-4...........    December 25, 2027
                                     Class A-R...........    August 25, 2029
                                     Class M-1...........    August 25, 2029
                                     Class M-2...........    August 25, 2029
                                     Class B-1...........    August 25, 2029

Optional Termination................  The Depositor and the Servicer will each have the  option  to  purchase  from the
                                      Trust    Fund   all    Contracts    then
                                      outstanding  and all other  property  in
                                      the Trust Fund on any Distribution  Date
                                      on or after the first  Distribution Date
                                      as of  which  the Pool  Balance  is less
                                      than  10%  of  the  Cut-off   Date  Pool
                                      Balance.

Auction Sale........................  If  neither   the   Depositor   nor  the
                                      Servicer    exercises    its    optional
                                      termination  right  within 90 days after
                                      such right can first be  exercised,  the
                                      Trustee   shall  solicit  bids  for  the
                                      purchase   of   all    Contracts    then
                                      outstanding  and all other  property  in
                                      the  Trust  Fund.   In  the  event  that
                                      satisfactory bids are received, the sale
                                      proceeds   will   be    distributed   to
                                      Certificateholders.

The Contracts.......................  The  assets  of the Trust  will  consist
                                      primarily  of  a  pool  (the   "Contract
                                      Pool")   of  fixed   rate   manufactured
                                      housing  installment sales contracts and
                                      installment        loan       agreements
                                      (collectively,  the "Contracts") secured
                                      by security  interests  in  manufactured
                                      homes   (the    "Manufactured    Homes")
                                      financed or refinanced with the proceeds
                                      of the  Contracts  and,  with respect to
                                      certain    of   the    Contracts    (the
                                      "Land-and-Home  Contracts"),  secured by
                                      liens on the real  estate  on which  the
                                      related  Manufactured Homes are located.
                                      This   Series   Term   Sheet    contains
                                      information   regarding  Contracts  (the
                                      "Initial   Contracts")   that  represent
                                      approximately   83.87%   of  the   total
                                      expected  Contract  Pool. The Trust will
                                      purchase the  remaining  Contracts  (the
                                      "Additional  Contracts")  on the Closing
                                      Date.  The  Additional   Contracts  will
                                      consist     primarily    of    Contracts
                                      originated or purchased by IndyMac or an affiliate after May 31, 1998 and prior to the Closing Date meeting selection criteria specified in the Agreement. The purchase of the Additional Contracts is subject to the satisfaction of certain conditions. The final pool statistics will be filled with the Securities and Exchange Comission in a Current Report on Form 8-K.

                                      The total expected Contract Pool balance
                                      will be approximately  $229,500,000 (the
                                      "Cut-off Date Pool Balance").  As of the
                                      Cut-off  Date,  the  Initial   Contracts
                                      consist of approximately 5,679 Contracts
                                      having  an  aggregate  unpaid  principal
                                      balance  as  of  the  Cut-off   Date  of
                                      approximately    $192,474,028.93    (the
                                      "Initial  Pool  Balance").   As  of  the
                                      Cut-off  Date,  24.97%  of  the  Initial
                                      Contracts are simple interest contracts,
                                      and 75.03% of the Initial  Contracts are
                                      actuarial   Contracts.   The  properties
                                      underlying  the Initial  Contracts as of
                                      the  Cut-off  Date  were  located  in 45
                                      states.  Approximately  19.73%,  12.63%,
                                      8.67%,  6.73%,  6.53%  and 5.03% of such
                                      properties    are   located   in   Ohio,
                                      Michigan, Arizona, Texas, North Carolina
                                      and Washington,  respectively.  No other
                                      geographical  location  represented more
                                      than 5.00% of the Initial Pool  Balance.
                                      Based on Initial Pool Balance, 28.96% of
                                      the    Contracts    are    Land-and-Home
                                      Contracts.  As of the Cut-off Date,  the
                                      APRs  on the  Initial  Contracts  ranged
                                      from  6.25% to  16.75%,  with a weighted
                                      average APR of 10.16%. As of the Cut-off
                                      Date,  the  Initial   Contracts  have  a
                                      weighted   average   remaining  term  to
                                      maturity of approximately  265 months, a
                                      weighted   average   original   term  to
                                      maturity  of  approximately  279 months,
                                      and  a  weighted  average  seasoning  of
                                      approximately  14 months.  Approximately
                                      3,425  Initial  Contracts  (the "IndyMac
                                      Initial     Contracts"),     aggregating
                                      $144,376,983.79  (the  "IndyMac  Initial
                                      Pool   Balance")   were   purchased   or
                                      originated  by IndyMac  or an  affiliate
                                      thereof  and  conveyed to IndyMac in the
                                      ordinary   course   of   business.   The
                                      remaining  Initial  Contracts (the "Bank
                                      One Initial  Contracts")  were purchased
                                      pursuant   to   a   contract    purchase
                                      agreement  with  Bank  One  N.A.  ("Bank
                                      One").

                                      The  IndyMac  Initial  Contracts  have a
                                      weighted average original  loan-to-value
                                      ratio of 86.16%.  As of the Cut-off Date
                                      57.99% of the IndyMac Initial  Contracts
                                      are secured by Manufactured  Homes which
                                      were  new  and  42.01%  of  the  IndyMac
                                      Initial   Contracts   are   secured   by
                                      Manufactured  Homes which were used.  As
                                      of the Cut-off Date 32.93% and 67.07% of
                                      the  IndyMac   Initial   Contracts   are
                                      secured by Manufactured  Homes which are
                                      single     wide     and      multi-wide,
                                      respectively.

                                      Certain information  concerning the Bank
                                      One  Initial  Contracts  is not  readily
                                      available. As a result,  information was
                                      manually   collected   from  loan  files
                                      constituting   a  random   sample   (the
                                      "Sample  Pool") of 250 Bank One  Initial
                                      Contracts.  None of the Bank One Initial
                                      Contracts has an original  Loan-to-Value
                                      ratio  greater  than 90%.  Approximately
                                      73%  of the  Sample  Pool,  by  original
                                      principal   balance,   is   secured   by
                                      Manufactured  Homes  which  were new and
                                      27% is  secured  by  Manufactured  Homes
                                      which were used.  Approximately  80% and
                                      20%  of the  Sample  Pool,  by  original
                                      principal   balance,   is   secured   by
                                      Manufactured Homes which are single wide and multi-wide, respectively.

Certain Federal Income Tax
  Consequences......................  An  election  will be made to treat  the
                                      Contract  Pool and certain  other assets
                                      of the  Trust  as a  REMIC  for  federal
                                      income  tax   purposes   (the   "Pooling
                                      REMIC").  An election  also will be made
                                      to treat the "regular  interests" in the
                                      Pooling  REMIC and certain  other assets
                                      of  the  Trust  as  another   REMIC  for
                                      federal   income   tax   purposes   (the
                                      "Issuing    REMIC").    The    Class   A
                                      Certificates  (other  than the Class A-R
                                      Certificates), the Class M Certificates,
                                      the Class B Certificates and the Class X
                                      Certificates    (including    Class    X
                                      components)   will  be   designated   as
                                      "regular interests" in the Issuing REMIC and the Class A-R Certificates will represent the beneficial ownership of the "residual interest" in each of the Pooling REMIC and Issuing REMIC.

ERISA Considerations................  A fiduciary of an employee  benefit plan
                                      subject  to  the   Employee   Retirement
                                      Income  Security Act of 1974, as amended
                                      ("ERISA"),   or  Section   4975  of  the
                                      Internal   Revenue  Code  of  1986,   as
                                      amended (the "Code"),  should  carefully
                                      review with its legal  advisors  whether
                                      the  purchase  or  holding of Class A-1,
                                      Class  A-2,   Class  A-3  or  Class  A-4
                                      Certificates   could   give  rise  to  a
                                      transaction prohibited or not otherwise permissible under ERISA or the Code.

                                      An employee  benefit  plan or other plan
                                      subject to ERISA and/or  Section 4975 of
                                      the  Code  will  not  be   permitted  to
                                      purchase or hold the Class A-R, Class M or Class B-1 Certificates unless an opinion of counsel acceptable to the Trustee is delivered to the Trustee.

Legal Investment Considerations.....  For as long as the Class A and Class M-1
                                      Certificates are rated in one of the two
                                      highest  rating  categories  by at least
                                      one  nationally  recognized  statistical
                                      rating  organization,  such Certificates
                                      will   constitute    "mortgage   related
                                      securities" under the Secondary Mortgage
                                      Market Enhancement Act of 1984 ("SMMEA")
                                      and,    as   such,    will   be   "legal
                                      investments"   for   certain   types  of
                                      institutional investors to the extent provided in SMMEA.

                                      Because  the Class M-2 and the Class B-1
                                      Certificates  will  not  be  rated  by a
                                      nationally recognized statistical rating
                                      organization  in one of its two  highest
                                      categories,  the Class M-2 and Class B-1
                                      Certificates    will   not    constitute
                                      "mortgage   related   securities"  under
                                      SMMEA. No  representation  is made as to
                                      the appropriate  characterization of the
                                      Class  M-2 and  Class  B-1  Certificates
                                      under any laws  relating  to  investment
                                      restrictions    and   investors   should
                                      consult their legal advisors.

Rating..............................  It  is  a  condition  to  issuance  that
                                      Standard  & Poor's  Rating  Services,  a
                                      division of The  McGraw-Hill  Companies,
                                      Inc.   ("S&P")  and  Fitch  IBCA,   Inc.
                                      ("Fitch" and, together with S&P, the "Rating Agencies") each rate (i) the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R Certificates "AAA,"
                                      (ii) the Class M-1 Certificates at least
                                      "AA," (iii) the Class M-2 Certificates at least "A" and (iv) the Class B-1 Certificates at least "BBB."

Delinquency, Loan Loss and Repossession Experience

          The following table sets forth the delinquency experience for the periods indicated of the portfolio of conventional manufactured housing contracts serviced by IndyMac. All of the Contracts in the Trust will be conventional Contracts, meaning that they are not insured or guaranteed by any governmental agency.

                            Delinquency Experience
                            (Dollars in Thousands)

                                                                           At
                                 ----------------------------------------------------------------------------------------
                                 December 31,    March 31,      June 30,     September 30,  December 31,     March 31,
                                     1996          1997           1997           1997           1997           1998
                                 ------------   -----------    -----------   -------------  ------------    -------------
Principal Balance of Contracts
   Outstanding (1) ...........    $   97,578    $  131,368     $  176,433     $ 243,540      $ 325,757      $ 457,537

Principal Balance of Contracts
   Delinquent (2)
     30-59 Days...............    $    1,676    $      912     $    1,798     $    2,563     $    3,451     $    4,503
     60-89 Days...............    $      162    $      368     $      477     $      715     $    1,436     $    1,218
     90 Days or More..........    $      263    $      675     $      889     $    1,412     $    2,275     $    2,928

Total Delinquency
     Dollars..................    $    2,101    $    1,955     $    3,164     $    4,690     $    7,162     $    8,649
     Percentage (3) ..........          2.15%         1.49%          1.79%          1.93%          2.20%          1.89%

-------------------
(1) Excludes contracts already in repossession.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a contract due on the first day of the month is not 30 days delinquent until the first day of the following month.
(3) As a percentage of the principal balance of contracts outstanding at month end.


          The following table sets forth the loan loss and repossession experience for the periods indicated of the portfolio of conventional manufactured housing contracts serviced by IndyMac.

                                Loss Experience
                            (Dollars in Thousands)

                                                                        Quarter Ended
                                     ------------------------------------------------------------------------------------
                                     December 31,   March 31,      June 30,    September 30,  December 31,   March 31,
                                         1996          1997          1997          1997           1997          1998
                                     -------------  -----------   -----------   -----------    -----------   ------------
Number of Contracts Serviced(1)...         3,554         4,333         5,508         7,178          9,083        13,513

Principal Balance of Contracts
   Serviced (1).................      $   97,745    $  131,796    $  177,214    $ 244,798      $ 328,450     $  462,296

Contract Repossessions..........      $       32    $      184    $      417    $      363     $    1,005    $    1,254
                                      $        0
Contract Liquidations...........                    $       62    $      284    $      157     $      170    $      514

Ending Balance of Contracts in
Repossession
     Dollars....................      $      167    $      428    $      781    $    1,258     $    2,692    $    4,760
     Percentage (2).............            0.17%         0.32%         0.44%         0.51%          0.82%         1.03%

Net Losses (3)
     Dollars....................      $        5    $       33    $       96    $       20     $      164    $      405
     Percentage (2).............            0.01%         0.03%         0.05%         0.01%          0.05%         0.09%

---------------
(1) As of period end. Includes contracts in repossession.
(2) As a percentage of principal balance of contracts being serviced as of period end.
(3) The calculation of Net Losses includes expenses of repossession and liquidation.

          The data presented in the foregoing tables is for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Contracts will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

          Appearing below is some information regarding the characteristics of the Initial Contracts. Unless otherwise indicated by the context, all such information is as of the Cut-off Date. Percentages may not add to 100.00% due to rounding. Geographical Distribution of Manufactured Homes(1)

                               Number of        Percentage of         Aggregate Cut-off        Percentage of
                               Contracts          Number of             Date Contract             Initial
Geographic Location                               Contracts           Principal Balance         Pool Balance
-------------------            ---------        -------------       -------------------        -------------
Alabama....................          3                0.05%         $       100,210                 0.05%
Alaska.....................          1                0.02                   11,097                 0.01
Arizona....................        434                7.64               16,693,051                 8.67
Arkansas...................         35                0.62                1,155,185                 0.60
California.................        145                2.55                7,569,324                 3.93
Colorado...................         74                1.30                3,429,826                 1.78
Delaware...................          2                0.04                   40,303                 0.02
Florida....................        173                3.05                6,562,641                 3.41
Georgia....................         74                1.30                3,015,856                 1.57
Idaho......................         61                1.07                3,461,338                 1.80
Illinois...................         68                1.20                2,015,617                 1.05
Indiana....................        187                3.29                5,167,965                 2.69
Iowa.......................         29                0.51                  995,224                 0.52
Kansas.....................          5                0.09                  187,049                 0.10
Kentucky...................        137                2.41                3,740,026                 1.94
Louisiana..................          1                0.02                   61,284                 0.03
Maryland...................          5                0.09                  172,343                 0.09
Massachusetts..............          4                0.07                  125,873                 0.07
Michigan...................        765               13.47               24,307,916                12.63
Minnesota..................         36                0.63                  987,296                 0.51
Mississippi................         22                0.39                  823,705                 0.43
Missouri...................         59                1.04                2,094,787                 1.09
Montana....................         14                0.25                  642,714                 0.33
Nebraska...................         20                0.35                  681,199                 0.35
Nevada.....................        124                2.18                7,262,797                 3.77
New Hampshire..............          2                0.04                   71,626                 0.04
New Jersey.................         51                0.90                1,392,126                 0.72
New Mexico.................         29                0.51                1,335,863                 0.69
New York...................          7                0.12                  303,275                 0.16
North Carolina.............        334                5.88               12,576,343                 6.53
North Dakota...............         12                0.21                  457,886                 0.24
Ohio.......................      1,723               30.33               37,952,065                19.73
Oklahoma...................         34                0.60                1,433,701                 0.74
Oregon.....................        140                2.47                8,055,928                 4.19
Pennsylvania...............        139                2.45                3,839,277                 1.99
South Carolina.............         84                1.48                3,489,970                 1.81
South Dakota...............         41                0.72                1,584,309                 0.82
Tennessee..................         73                1.29                2,938,037                 1.53
Texas......................        319                5.62               12,955,973                 6.73
Utah.......................         25                0.44                1,141,289                 0.59
Virginia...................         30                0.53                  854,623                 0.44
Washington.................        128                2.25                9,674,962                 5.03
West Virginia..............          9                0.16                  255,584                 0.13
Wisconsin..................          7                0.12                  132,509                 0.07
Wyoming....................         14                0.25                  724,055                 0.38
                               -------             --------         ---------------            ----------
     Total.................     5,679               100.00%            $192,474,029               100.00%
                               =======             ========         ===============            ==========

(1) Based on the location of the properties underlying the Initial Contracts as of the Cut-off Date.

                      Initial Contracts Original Amounts

                                                 Percentage of     Aggregate Cut-off Date      Percentage of
                                  Number of        Number of              Contract                Initial
Original Contract Amount          Contracts        Contracts          Principal Balance         Pool Balance
$   4,999 or less............          1               0.02%          $         1,456                 0.00%
$   5,000 - $    9,999.......        134               2.36                   876,714                 0.46
$  10,000 - $  14,999........        457               8.05                 4,525,388                 2.35
$  15,000 - $  19,999........        710              12.50                10,113,789                 5.26
$  20,000 - $  24,999........        782              13.76                15,490,175                 8.05
$  25,000 - $  29,999........        721              12.70                18,260,768                 9.49
$  30,000 - $  34,999........        604              10.64                18,598,183                 9.64
$  35,000 - $  39,999........        481               8.47                17,324,469                 9.00
$  40,000 - $  44,999........        379               6.67                15,604,632                 8.11
$  45,000 - $  49,999........        307               5.41                14,261,051                 7.41
$  50,000 - $  54,999........        254               4.47                13,111,050                 6.81
$  55,000 - $  59,999........        193               3.40                10,914,742                 5.67
$  60,000 - $  64,999........        150               2.64                 9,234,627                 4.80
$  65,000 - $  69,999........        108               1.90                 7,159,284                 3.72
$  70,000 - $  74,999........         79               1.39                 5,660,301                 2.94
$  75,000 - $  79,999........         56               0.99                 4,268,715                 2.22
$  80,000 - $  84,999........         42               0.74                 3,430,990                 1.78
$  85,000 - $  89,999........         58               1.02                 5,019,906                 2.61
$  90,000 - $  94,999........         32               0.56                 2,919,875                 1.52
$  95,000 - $  99,999........         29               0.51                 2,824,538                 1.47
$100,000 and above...........        102               1.80                12,873,377                 6.69
                                 -------          ----------             ------------            ---------
     Total...................      5,679             100.00%             $192,474,029              100.00%
                                 =======          ==========             ============            =========

                                              Initial Contracts APRs

                                 Number of       Percentage of      Aggregate Cut-off Date       Percentage of
                                 Contracts         Number of               Contract                 Initial
 APR                                               Contracts           Principal Balance          Pool Balance
 6.25% -   7.00%............          64                1.13%           $   4,656,387                 2.42%
 7.01% -   8.00%............         156                2.75               10,200,895                 5.30
 8.01% -   9.00%............         578               10.18               30,585,025                15.89
 9.01% - 10.00%.............       1,545               27.19               55,568,570                28.86
 10.01% - 11.00%............       1,427               25.13               47,962,961                24.92
 11.01% - 12.00%............         941               16.57               25,811,328                13.41
 12.01% - 13.00%............         639               11.25               12,983,214                 6.75
 13.01% - 14.00%............         234                4.12                3,594,691                 1.87
 14.01% - 15.00%............          85                1.50                1,052,584                 0.55
 15.01% - 16.00%............           6                0.11                   36,049                 0.02
 16.01% - 16.99%............           4                0.07                   22,323                 0.01
                                --------            ---------           -------------             ---------
      Total.................       5,679              100.00%            $192,474,029               100.00%
                                ========            =========           =============             =========

                 Initial Contracts Remaining Term to Maturity

                                 Number of        Percentage of      Aggregate Cut-off Date       Percentage of
                                 Contracts          Number of               Contract                 Initial
 Remaining Term                                     Contracts           Principal Balance         Pool Balance
 Less than 121 months.......       1,511              26.60%             $  21,914,147                11.39%
 121 - 180 months...........       1,164              20.50                 29,515,011                15.33
 181 - 240 months...........         996              17.54                 35,534,132                18.46
 241 - 300 months...........         467               8.22                 19,573,308                10.17
 301 - 360 months...........       1,541              27.14                 85,937,431                44.63
                                 -------           ---------             -------------             ---------
   Total....................       5,679             100.00%              $192,474,029               100.00%
                                 =======           =========             =============             =========




                            IndyMac Initial Contracts Original Loan-to-Value Ratios (1) (2)

                                 Number of        Percentage of      Aggregate Cut-off Date       Percentage of
 Original                        Contracts          Number of               Contract             IndyMac Initial
 Loan-to-Value Ratio(3)                             Contracts           Principal Balance         Pool Balance
 50% or less................          56               1.64%             $   1,260,952                 0.87%
 51% - 55%..................          39               1.14                    964,399                 0.67
 56% - 60%..................          59               1.72                  1,771,800                 1.23
 61% - 65%..................          66               1.93                  2,407,294                 1.67
 66% - 70%..................         103               3.01                  3,623,634                 2.51
 71% - 75%..................         212               6.19                  8,419,415                 5.83
 76% - 80%..................         234               6.83                  9,605,121                 6.65
 81% - 85%..................         614              17.93                 27,895,556                19.32
 86% - 90%..................       1,198              34.97                 50,741,862                35.15
 91% - 95%..................         774              22.60                 33,916,733                23.49
 96% - 100%.................          70               2.04                  3,770,217                 2.61
                                 -------           ---------             -------------             ---------
   Total....................       3,425             100.00%              $144,376,984               100.00%
                                 =======           =========             =============             =========

(1) "Value" with respect to each Contract is calculated by determining the sum of (a) either (i) the sum of down payment (which includes the value of any trade-in unit), and the original amount financed on the related Contract (which may include sales and other taxes and insurance and prepaid finance charges) or (ii) the value of the home as determined by NADA book value or as appraised by an independent appraiser and (b) the value of the land, if any, securing the Contract as appraised by an independent appraiser.
(2) None of the Bank One Initial Contracts has an original Loan-to-Value ratio greater than 90%.
(3) Rounded to the nearest 1%.


       IndyMac Manufactured Housing Contract Pass-Through Certificates,
                                 Series 1998-2
                            COMPUTATIONAL MATERIALS


 BOND PROFILE SUMMARY

 ------------------------------------------------------------------------------
  Class            Original    Coupon  Avg.    CBE              1st  Last  Mod.
  Name & Type          Par       %     Life   Yield     Price   Pay   Pay  Dur.
 ------------------------------------------------------------------------------
 To Call:
  AR  SENIOR             100   6.5000  0.11    N/A     100-00  8/98  8/98  0.11
  A1  SENIOR FLT  59,300,000  FLOAT(3) 1.10    N/A     100-00  8/98 10/00  1.03
  A2  SENIOR      39,600,000   6.1800  3.10   6.116    99-31+ 10/00  7/02  2.74
  A3  SENIOR      29,700,000   6.2200  5.10   6.211     99-31  7/02  1/05  4.25
  A4  SENIOR      53,278,000   6.6200 11.13   6.662     99-30  1/05  5/13  7.54
  M1  AA MEZZ     18,360,000   6.7300  9.64   6.760    99-31+  2/03  5/13  6.69
  M2  A MEZZ       9,180,000   7.0700  9.64   7.111    99-30+  2/03  5/13  6.58
  B1  BBB SUB      9,754,000   7.3200  6.47   7.347     99-30  2/03  5/07  4.97
  B2  BB SUB      10,327,900   ------ 12.63   -----    ------  5/07  5/13  ----
 -------------------------------
 To Maturity:
  A4  SENIOR      53,278,000   6.6200 11.98   6.663     99-30  1/05 12/20  7.81
  M1  AA MEZZ     18,360,000   6.7300 10.07   6.762    99-31+  2/03  8/17  6.84
  M2  A MEZZ       9,180,000   7.0700  9.85   7.111    99-30+  2/03  7/15  6.65
  B1  BBB SUB      9,754,000   7.3200  6.47   7.347     99-30  2/03  5/07  4.97
  B2  BB SUB      10,327,900   ------ 15.73   -----    ------  5/07  4/25  ----
 ------------------------------------------------------------------------------

 Note:

 (1) Data assumes a prepayment speed of 180% MHP.

 (2) Coupon and price are assumed for computational materials.

 (3) A1 coupon based on 1 month LIBOR.

 (4) B2 certificates are not being offered.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

 BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 A1 SENIOR FLOATER
 Price: 100-00      Coupon: FLOATER                Original Par:    59,300,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
 Average Life:          4.20      1.64      1.25      1.10      1.02      0.75
 Duration:              3.51      1.50      1.16      1.03      0.95      0.71
 First Prin Pay:        8/98      8/98      8/98      8/98      8/98      8/98
 Last Prin Pay:         7/06     11/01      1/01     10/00      7/00      1/00
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-31+      Coupon: 6.1800                 Original Par:    39,600,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.21      6.16      6.13      6.12      6.10      6.05
 Average Life:         10.75      4.68      3.55      3.10      2.86      2.05
 Duration:              7.63      3.95      3.10      2.74      2.55      1.87
 First Prin Pay:        7/06     11/01      1/01     10/00      7/00      1/00
 Last Prin Pay:        12/11     10/04      2/03      7/02      3/02      2/01
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-31       Coupon: 6.2200                 Original Par:    29,700,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.26      6.24      6.22      6.21      6.20      6.16
 Average Life:         16.41      8.18      6.13      5.10      4.57      3.17
 Duration:             10.01      6.22      4.95      4.25      3.87      2.80
 First Prin Pay:       12/11     10/04      2/03      7/02      3/02      2/01
 Last Prin Pay:         8/17     12/08      5/06      1/05      5/04      4/02
 -----------------------------------------------------------------------------

 BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-30       Coupon: 6.6200                 Original Par:    53,278,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.68      6.67      6.67      6.66      6.66      6.64
 Average Life:         23.89     16.00     12.82     11.13     10.13      6.46
 Duration:             11.66      9.49      8.29      7.54      7.06      5.01
 First Prin Pay:        8/17     12/08      5/06      1/05      5/04      4/02
 Last Prin Pay:         4/25      7/18      2/15      5/13      4/12      8/08
 ---------------------------
 To Maturity:
 Bond Yield:            6.68      6.67      6.67      6.66      6.66      6.64
 Average Life:         24.27     16.84     13.72     11.98     10.95      6.95
 Duration:             11.72      9.68      8.54      7.81      7.34      5.22
 First Prin Pay:        8/17     12/08      5/06      1/05      5/04      4/02
 Last Prin Pay:        10/27      3/25      5/22     12/20     11/19     10/14
 -----------------------------------------------------------------------------


 M1 AA MEZZ
 Price: 99-31+      Coupon: 6.7300                 Original Par:    18,360,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.78      6.77      6.76      6.76      6.76      6.75
 Average Life:         20.53     12.61     10.37      9.64      9.21      7.67
 Duration:             10.67      7.95      7.00      6.69      6.50      5.76
 First Prin Pay:       10/10      1/04      2/03      2/03      2/03      2/03
 Last Prin Pay:         4/25      7/18      2/15      5/13      4/12      8/08
 ---------------------------
 To Maturity:
 Bond Yield:            6.78      6.77      6.76      6.76      6.76      6.75
 Average Life:         20.70     12.94     10.75     10.07      9.69      8.29
 Duration:             10.69      8.02      7.11      6.84      6.67      6.04
 First Prin Pay:       10/10      1/04      2/03      2/03      2/03      2/03
 Last Prin Pay:        12/26     12/21      3/19      8/17      9/16      3/13
 -----------------------------------------------------------------------------

 BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
 Percent of MHP:           0       100       150       180       200       300
 -----------------------------------------------------------------------------


 M2 A SUB
 Price: 99-30+      Coupon: 7.0700                 Original Par:     9,180,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.13      7.12      7.11      7.11      7.11      7.10
 Average Life:         20.53     12.60     10.37      9.64      9.21      7.67
 Duration:             10.37      7.78      6.88      6.58      6.40      5.68
 First Prin Pay:       10/10      1/04      2/03      2/03      2/03      2/03
 Last Prin Pay:         4/25      7/18      2/15      5/13      4/12      8/08
 ---------------------------
 To Maturity:
 Bond Yield:            7.13      7.12      7.11      7.11      7.11      7.10
 Average Life:         20.58     12.70     10.50      9.85      9.47      8.12
 Duration:             10.37      7.81      6.91      6.65      6.49      5.88
 First Prin Pay:       10/10      1/04      2/03      2/03      2/03      2/03
 Last Prin Pay:         2/26      2/20     10/16      7/15      9/14      7/11
 -----------------------------------------------------------------------------


 B1 BBB SUB
 Price: 99-30       Coupon: 7.3200                 Original Par:     9,754,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            7.39      7.36      7.35      7.35      7.35      7.34
 Average Life:         16.35      8.24      6.72      6.47      6.33      5.87
 Duration:              9.20      5.95      5.11      4.97      4.89      4.62
 First Prin Pay:       10/10      1/04      2/03      2/03      2/03      2/03
 Last Prin Pay:         2/19      2/10     12/07      5/07      1/07     11/05
 ---------------------------
 To Maturity:
 Bond Yield:            7.39      7.36      7.35      7.35      7.35      7.34
 Average Life:         16.35      8.24      6.72      6.47      6.33      5.87
 Duration:              9.20      5.95      5.11      4.97      4.89      4.62
 First Prin Pay:       10/10      1/04      2/03      2/03      2/03      2/03
 Last Prin Pay:         2/19      2/10     12/07      5/07      1/07     11/05
 -----------------------------------------------------------------------------

 Percent of Principal Outstanding of Class A-1

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 July 25, 1999                 85          66          56          50          46          27
 July 25, 2000                 76          37          18           7           0           0
 July 25, 2001                 66           9           0           0           0           0
 July 25, 2002                 55           0           0           0           0           0
 July 25, 2003                 42           0           0           0           0           0
 July 25, 2004                 28           0           0           0           0           0
 July 25, 2005                 13           0           0           0           0           0
 July 25, 2006                  0           0           0           0           0           0
 July 25, 2007                  0           0           0           0           0           0
 July 25, 2008                  0           0           0           0           0           0
 July 25, 2009                  0           0           0           0           0           0
 July 25, 2010                  0           0           0           0           0           0
 July 25, 2011                  0           0           0           0           0           0
 July 25, 2012                  0           0           0           0           0           0
 July 25, 2013                  0           0           0           0           0           0
 July 25, 2014                  0           0           0           0           0           0
 July 25, 2015                  0           0           0           0           0           0
 July 25, 2016                  0           0           0           0           0           0
 July 25, 2017                  0           0           0           0           0           0
 July 25, 2018                  0           0           0           0           0           0
 July 25, 2019                  0           0           0           0           0           0
 July 25, 2020                  0           0           0           0           0           0
 July 25, 2021                  0           0           0           0           0           0
 July 25, 2022                  0           0           0           0           0           0
 July 25, 2023                  0           0           0           0           0           0
 July 25, 2024                  0           0           0           0           0           0
 July 25, 2025                  0           0           0           0           0           0
 July 25, 2026                  0           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0
 July 25, 2028                  0           0           0           0           0           0

 Avg Life In Years:           4.2         1.6         1.3         1.1         1.0         0.7

 Percent of Principal Outstanding of Class A-2

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100          47
 July 25, 2001                100         100          73          51          36           0
 July 25, 2002                100          72          25           0           0           0
 July 25, 2003                100          34           0           0           0           0
 July 25, 2004                100           4           0           0           0           0
 July 25, 2005                100           0           0           0           0           0
 July 25, 2006                 99           0           0           0           0           0
 July 25, 2007                 83           0           0           0           0           0
 July 25, 2008                 65           0           0           0           0           0
 July 25, 2009                 45           0           0           0           0           0
 July 25, 2010                 22           0           0           0           0           0
 July 25, 2011                  5           0           0           0           0           0
 July 25, 2012                  0           0           0           0           0           0
 July 25, 2013                  0           0           0           0           0           0
 July 25, 2014                  0           0           0           0           0           0
 July 25, 2015                  0           0           0           0           0           0
 July 25, 2016                  0           0           0           0           0           0
 July 25, 2017                  0           0           0           0           0           0
 July 25, 2018                  0           0           0           0           0           0
 July 25, 2019                  0           0           0           0           0           0
 July 25, 2020                  0           0           0           0           0           0
 July 25, 2021                  0           0           0           0           0           0
 July 25, 2022                  0           0           0           0           0           0
 July 25, 2023                  0           0           0           0           0           0
 July 25, 2024                  0           0           0           0           0           0
 July 25, 2025                  0           0           0           0           0           0
 July 25, 2026                  0           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0
 July 25, 2028                  0           0           0           0           0           0

 Avg Life In Years:          10.7         4.7         3.6         3.1         2.9         2.0

 Percent of Principal Outstanding of Class A-3

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100         100
 July 25, 2001                100         100         100         100         100          59
 July 25, 2002                100         100         100          97          75           0
 July 25, 2003                100         100          84          48          25           0
 July 25, 2004                100         100          51          15           0           0
 July 25, 2005                100          76          20           0           0           0
 July 25, 2006                100          50           0           0           0           0
 July 25, 2007                100          28           0           0           0           0
 July 25, 2008                100           8           0           0           0           0
 July 25, 2009                100           0           0           0           0           0
 July 25, 2010                100           0           0           0           0           0
 July 25, 2011                100           0           0           0           0           0
 July 25, 2012                 91           0           0           0           0           0
 July 25, 2013                 75           0           0           0           0           0
 July 25, 2014                 58           0           0           0           0           0
 July 25, 2015                 39           0           0           0           0           0
 July 25, 2016                 19           0           0           0           0           0
 July 25, 2017                  1           0           0           0           0           0
 July 25, 2018                  0           0           0           0           0           0
 July 25, 2019                  0           0           0           0           0           0
 July 25, 2020                  0           0           0           0           0           0
 July 25, 2021                  0           0           0           0           0           0
 July 25, 2022                  0           0           0           0           0           0
 July 25, 2023                  0           0           0           0           0           0
 July 25, 2024                  0           0           0           0           0           0
 July 25, 2025                  0           0           0           0           0           0
 July 25, 2026                  0           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0
 July 25, 2028                  0           0           0           0           0           0

 Avg Life In Years:          16.4         8.2         6.1         5.1         4.6         3.2

 Percent of Principal Outstanding of Class A-4

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100         100
 July 25, 2001                100         100         100         100         100         100
 July 25, 2002                100         100         100         100         100          86
 July 25, 2003                100         100         100         100         100          59
 July 25, 2004                100         100         100         100          96          47
 July 25, 2005                100         100         100          92          81          37
 July 25, 2006                100         100          97          79          68          29
 July 25, 2007                100         100          85          68          58          22
 July 25, 2008                100         100          74          58          48          17
 July 25, 2009                100          93          64          49          41          13
 July 25, 2010                100          83          55          41          33          10
 July 25, 2011                100          72          47          34          27           8
 July 25, 2012                100          64          40          29          23           6
 July 25, 2013                100          57          34          24          18           3
 July 25, 2014                100          50          29          20          15           1
 July 25, 2015                100          43          24          16          12           0
 July 25, 2016                100          37          19          13           9           0
 July 25, 2017                100          31          16          10           6           0
 July 25, 2018                 92          27          13           7           3           0
 July 25, 2019                 82          22          10           4           1           0
 July 25, 2020                 72          18           6           1           0           0
 July 25, 2021                 60          14           3           0           0           0
 July 25, 2022                 48           9           0           0           0           0
 July 25, 2023                 40           5           0           0           0           0
 July 25, 2024                 32           2           0           0           0           0
 July 25, 2025                 25           0           0           0           0           0
 July 25, 2026                 16           0           0           0           0           0
 July 25, 2027                  3           0           0           0           0           0
 July 25, 2028                  0           0           0           0           0           0

 Avg Life In Years:          24.3        16.8        13.7        12.0        11.0         6.9

 Percent of Principal Outstanding of Class M-1

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100         100
 July 25, 2001                100         100         100         100         100         100
 July 25, 2002                100         100         100         100         100         100
 July 25, 2003                100         100          94          93          92          90
 July 25, 2004                100          94          82          79          78          71
 July 25, 2005                100          84          71          68          65          56
 July 25, 2006                100          76          62          58          55          44
 July 25, 2007                100          68          54          50          47          34
 July 25, 2008                100          62          47          42          39          27
 July 25, 2009                100          55          41          36          33          20
 July 25, 2010                100          49          35          30          27          15
 July 25, 2011                 94          43          30          25          22          11
 July 25, 2012                 89          38          25          21          18           4
 July 25, 2013                 84          34          22          17          15           0
 July 25, 2014                 78          30          18          14          12           0
 July 25, 2015                 72          26          15          11           6           0
 July 25, 2016                 65          22          12           5           1           0
 July 25, 2017                 59          18           8           0           0           0
 July 25, 2018                 54          16           3           0           0           0
 July 25, 2019                 49          13           0           0           0           0
 July 25, 2020                 42           9           0           0           0           0
 July 25, 2021                 36           2           0           0           0           0
 July 25, 2022                 28           0           0           0           0           0
 July 25, 2023                 23           0           0           0           0           0
 July 25, 2024                 19           0           0           0           0           0
 July 25, 2025                 15           0           0           0           0           0
 July 25, 2026                  6           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0
 July 25, 2028                  0           0           0           0           0           0

 Avg Life In Years:          20.7        12.9        10.7        10.1         9.7         8.3

 Percent of Principal Outstanding of Class M-2

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100         100
 July 25, 2001                100         100         100         100         100         100
 July 25, 2002                100         100         100         100         100         100
 July 25, 2003                100         100          94          93          92          90
 July 25, 2004                100          94          82          79          78          71
 July 25, 2005                100          84          71          68          65          56
 July 25, 2006                100          76          62          58          55          44
 July 25, 2007                100          68          54          50          47          34
 July 25, 2008                100          62          47          42          39          27
 July 25, 2009                100          55          41          36          33          20
 July 25, 2010                100          49          35          30          27          12
 July 25, 2011                 94          43          30          25          22           0
 July 25, 2012                 89          38          25          21          18           0
 July 25, 2013                 84          34          22          17          10           0
 July 25, 2014                 78          30          18           8           1           0
 July 25, 2015                 72          26          11           0           0           0
 July 25, 2016                 65          22           2           0           0           0
 July 25, 2017                 59          18           0           0           0           0
 July 25, 2018                 54          13           0           0           0           0
 July 25, 2019                 49           4           0           0           0           0
 July 25, 2020                 42           0           0           0           0           0
 July 25, 2021                 36           0           0           0           0           0
 July 25, 2022                 28           0           0           0           0           0
 July 25, 2023                 23           0           0           0           0           0
 July 25, 2024                 19           0           0           0           0           0
 July 25, 2025                  9           0           0           0           0           0
 July 25, 2026                  0           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0
 July 25, 2028                  0           0           0           0           0           0

 Avg Life In Years:          20.6        12.7        10.5         9.8         9.5         8.1

 Percent of Principal Outstanding of Class B-1

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0         100         150         180         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 July 25, 1999                100         100         100         100         100         100
 July 25, 2000                100         100         100         100         100         100
 July 25, 2001                100         100         100         100         100         100
 July 25, 2002                100         100         100         100         100         100
 July 25, 2003                100         100          87          85          84          80
 July 25, 2004                100          87          62          58          55          41
 July 25, 2005                100          67          40          33          29           9
 July 25, 2006                100          50          21          13           8           0
 July 25, 2007                100          35           5           0           0           0
 July 25, 2008                100          21           0           0           0           0
 July 25, 2009                100           7           0           0           0           0
 July 25, 2010                100           0           0           0           0           0
 July 25, 2011                 88           0           0           0           0           0
 July 25, 2012                 77           0           0           0           0           0
 July 25, 2013                 67           0           0           0           0           0
 July 25, 2014                 55           0           0           0           0           0
 July 25, 2015                 42           0           0           0           0           0
 July 25, 2016                 28           0           0           0           0           0
 July 25, 2017                 16           0           0           0           0           0
 July 25, 2018                  6           0           0           0           0           0
 July 25, 2019                  0           0           0           0           0           0
 July 25, 2020                  0           0           0           0           0           0
 July 25, 2021                  0           0           0           0           0           0
 July 25, 2022                  0           0           0           0           0           0
 July 25, 2023                  0           0           0           0           0           0
 July 25, 2024                  0           0           0           0           0           0
 July 25, 2025                  0           0           0           0           0           0
 July 25, 2026                  0           0           0           0           0           0
 July 25, 2027                  0           0           0           0           0           0
 July 25, 2028                  0           0           0           0           0           0

 Avg Life In Years:          16.3         8.2         6.7         6.5         6.3         5.9